UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 12, 2013 (April 9, 2013)

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Ampal-American Israel Corporation
(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	0-538 (Commission File Number)	13-0435685 (IRS Employer Identification No.)
477 Madison Avenue New York, NY, USA (Address of principal executive offices)	10022 (Zip Code)
(866) 447-8636 (Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03.	Bankruptcy or Receivership.

As previously disclosed, Ampal-American Israel Corporation (the “Company”)  filed a voluntary petition for relief on August 29, 2012 under Chapter 11 (Case No. 12-13689) of Title 11 of the United States Code in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”).  Effective as of April 9, 2013, Michael Luskin was appointed as the Company’s Chapter 11 Trustee pursuant to a Chapter 11 Notice of Appointment of Trustee issued by the United States Trustee and an Order Approving Appointment of Trustee issued by the Bankruptcy Court. Mr. Luskin is a partner at the firm of Luskin, Stern and Eisler LLP and he has extensive experience in the area of bankruptcy. He is a Fellow of the American College of Bankruptcy and has been recognized as a leading bankruptcy lawyer by Chambers USA: America’s Leading Lawyers for Business in each year since 2001.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPAL-AMERICAN ISRAEL CORPORATION
Date: April 12, 2013	By:	/s/ Michael Luskin
Name: Michael Luskin Title: Trustee for the Chapter 11 Estate of Ampal-American Israel Corporation